EXHIBIT 10.24

                          TRADEMARK SECURITY AGREEMENT

         AGREEMENT dated as of February 21, 1997 made by OUTSOURCE FRANCHISING, INC., and OUTSOURCE INTERNATIONAL, INC., both Florida corporations (each individually a "Grantor," and collectively, the "Grantors"), in favor of BANK OF BOSTON CONNECTICUT, as Agent under the Credit Agreement (as defined herein), for the benefit of the Agent and the ratable benefit of the Banks from time to time parties to the Credit Agreement (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, OutSource International, Inc. and Secured Party are parties to a Credit Agreement, dated as of the date hereof and certain agreements and instruments entered into pursuant thereto (the "Loan Documents") pursuant to which Secured Party may, in its discretion, make certain loans and credit accommodations to OutSource International, Inc.; and

         WHEREAS, Secured Party's willingness to enter into the Loan Documents and make the loans and credit accommodations available thereunder is subject to the condition, among others, that the Grantors execute and deliver this Trademark Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of Secured Party under the Loan Documents, each of the Grantors hereby agrees, jointly and severally, for the benefit of Secured Party as follows:

1.       DEFINITIONS; RULES OF INTERPRETATION.

1.1 For the purposes of this Agreement, the following terms shall have the following meanings. All capitalized terms used in this Agreement and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement. In addition, the following terms shall also have any meanings set forth elsewhere in this Trademark Agreement.

         "APPLICATIONS" shall have the meaning ascribed to such term in the Credit Agreement.

         "ASSOCIATED GOODWILL" shall mean all goodwill of each of the Grantors or their businesses, products and services appurtenant to, associated with or symbolized by the Trademarks and/or the use thereof.

         "BANKS" shall have the meaning ascribed to such term in the Credit Agreement.

         "COLLATERAL" shall have the meanings ascribed to that term in the OI Security Agreement

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and the Subsidiary Security Agreement.

         "CREDIT AGREEMENT" shall mean the Credit Agreement dated of even date herewith among OutSource International, Inc., the Banks from time to time parties thereto and Bank of Boston Connecticut, as Agent, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "EVENT OF DEFAULT" shall have the meaning ascribed to such term in the Credit Agreement.

         "LOAN DOCUMENTS" shall mean the Credit Agreement, the Notes, the Applications, the OI Pledge Agreement, the OI Security Agreement, the Subsidiary Guarantee and the Subsidiary Security Agreement together with any and all other instruments, documents and agreements executed and delivered by either Grantor or the Subsidiaries from time to time in connection with the indebtedness evidenced by the Credit Agreement and the Notes, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "NOTES" shall have the meaning ascribed to such term in the Credit Agreement.

         "PROCEEDS" shall mean any consideration received from the sale, exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Trademark Collateral, any value received as a consequence of the ownership, possession, or use of any Trademark Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Trademark Collateral.

         "OI PLEDGE AGREEMENT" shall mean the OI Pledge Agreement dated of even date herewith made by OutSource International, Inc. in favor of Bank of Boston Connecticut, as Agent under the Credit Agreement for the benefit of Agent and for the ratable benefit of the Banks that from time to time are parties to the Credit Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "OI SECURITY AGREEMENT" shall mean the OI Security Agreement dated of even date herewith made by OutSource International, Inc. in favor of Bank of Boston Connecticut, as Agent under the Credit Agreement for the benefit of the Agent and the ratable benefit of the Banks that from time to time are parties to the Credit Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "OBLIGATIONS" shall have the meaning ascribed to it in the OI Pledge Agreement, the OI Security Agreement, and the Subsidiary Security Agreement.

         "PTO" shall mean the United States Patent and Trademark Office.


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         "RELATED ASSETS" shall mean all assets, rights and interests of each
Grantor which uniquely reflect or embody the Associated Goodwill, including but not limited to the following: all patents, inventions, copyrights, trade secrets, confidential information, formulae, algorithms, methods, processes, compounds, know-how, operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision, licensing and sale of goods or services under or in association with any of the Trademarks, and all books and records describing or used in connection with any or all of the foregoing.

         "SUBSIDIARY" shall have the meaning ascribed to such term in the Credit Agreement.

         "SUBSIDIARY GUARANTEE" shall mean the Subsidiary Guarantee dated of even date herewith made by each of the corporations signatory thereto in favor of Bank of Boston Connecticut, as Agent under the Credit Agreement for the benefit of the Agent and the ratable benefit of the Banks that from time to time are parties to the Credit Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "SUBSIDIARY SECURITY AGREEMENT" shall mean the Subsidiary Security Agreement dated of even date herewith made by the corporations that are signatory thereto in favor of Bank of Boston Connecticut, as Agent under the Credit Agreement for the benefit of the Agent and the ratable benefit of the Banks that from time to time are parties to the Credit Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "TRADEMARK AGREEMENT" shall mean this Trademark Security Agreement, as the same may hereafter be amended, modified, supplemented or restated from time to time.

         "TRADEMARKS" shall mean all of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and/or other source and/or product or service identifiers, and general intangibles of like nature, used or associated with or appurtenant to the products, services and business of each Grantor, including, without limitation,
(i) the Trademark Registrations which are set forth on Schedule A attached hereto, or (ii) have been adopted, acquired, owned, held or used by either Grantor and are now owned, held or used by either Grantor, in either Grantor's businesses, or with either Grantor's products and services, or in which either Grantor have any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and/or used by either Grantor in either Grantor's businesses or with either Grantor's products and services, or in which either Grantor in the future acquires any right, title or interest.

         "TRADEMARK COLLATERAL" shall mean all of each Grantor's right, title and interest (to the extent each Grantor has any such right, title or interest) in and to all of the Trademarks, the Trademark Registrations, the Trademark Rights, the Associated Goodwill, the Related Assets,

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and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing.

         "TRADEMARK REGISTRATIONS" shall mean all past, present or future federal, state, local and foreign registrations of the Trademarks (and all renewals and extensions of such registrations), all past, present and future applications for any such registrations of the Trademarks (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of either Grantor or Secured Party, and to take any and all actions necessary or appropriate to maintain such registrations in effect and/or renew and extend such registrations.

         "TRADEMARK RIGHTS" shall mean any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including but not limited to the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of either Grantor or Secured Party for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury.

         "USE" of any Trademark shall include all uses of such Trademark by, for or in connection with either Grantor or their businesses or for the direct or indirect benefit of either Grantor or their businesses, including but not limited to all such uses by either of the Grantors themselves, by any of the affiliates of either Grantor, or by any licensee or contractor of either Grantor.

1.2 UCC Terms. Unless otherwise defined herein, in the Credit Agreement or in the other Loan Documents, the terms used in Article 9 of the Uniform Commercial Code of the State of Connecticut are used herein as therein defined.

2.       GRANT OF SECURITY; COLLATERAL ASSIGNMENT.

2.1 GRANT OF SECURITY INTEREST. As collateral security for the complete and timely payment, performance and satisfaction of all Obligations, each Grantor hereby unconditionally grants to Secured Party a continuing security interest in and first priority lien on the Trademark Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Trademark Collateral to Secured Party.

2.2 COLLATERAL ASSIGNMENT.

         (a) In addition to, and not by way of limitation of, the grant, pledge, mortgage and

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             hypothecation of the Trademark Collateral provided in Section 2.1, each Grantor hereby grants, assigns, transfers, conveys and sets over to Secured Party its entire right, title and interest in and to the Trademark Collateral; provided, however, that such grant, assignment, transfer and conveyance shall be and become of force and effect only upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Loan Documents and
             Article 9 of the Uniform Commercial Code (including the transfer or other disposition of the Collateral by either Grantor to Secured Party in lieu of foreclosure). The foregoing grant, assignment, transfer and conveyance shall be referred to from time to time herein as the "Section 2.2 Assignment."

         (b) Each Grantor expressly acknowledges to Secured Party and agrees that on the date of this Trademark Agreement the Grantors delivered the OI Security Agreement and the Subsidiary Security Agreement pursuant to which each Grantor unconditionally granted to Secured Party a continuing security interest in and first priority lien on the Collateral (including the Trademark Collateral). The OI Security Agreement and the Subsidiary Security Agreement and all rights and interests of Secured Party in and to the Collateral (including the Trademark Collateral) thereunder, are hereby ratified, confirmed, adopted and approved. In no event shall this Trademark Agreement, the Section 2.2 Assignment of the Trademark Collateral hereunder, or the recordation of this Trademark Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Loan Documents, the security interest of Secured Party in the Collateral (including the Trademark Collateral) pursuant to the Loan Documents, the attachment and perfection of such security interest under the Uniform Commercial Code, or the present or future rights and interests of Secured Party in and to the Collateral under or in connection with the Loan Documents, this Trademark Agreement and/or the Uniform Commercial Code. Any and all rights and interests of Secured Party in and to the Trademark Collateral (and any and all obligations of each Grantor with respect to the Trademark Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Secured Party (and the obligations each Grantor) in, to or with respect to the Collateral (including the Trademark Collateral) provided in or arising under or in connection with the Loan Documents.

2.3 EFFECT OF SECTION 2.2 ASSIGNMENT. Upon the effectiveness of the Section 2.2 Assignment, Secured Party shall own the entire right, title and interest in and to the Trademark Collateral, free and clear of any lien, charge, encumbrance or claim of either Grantor or any other party. Upon such effectiveness, in addition to all other rights and remedies of Secured Party, whether under law, the Loan Documents or otherwise (all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without notice to or

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consent by either Grantor except as expressly provided otherwise herein),
Secured Party's rights and remedies with respect to the Trademark Collateral, shall include but not be limited to the following, without payment of royalty or compensation of any kind to either Grantor except as expressly provided otherwise herein:

         (a) Secured Party may exercise, in respect of the Trademark Collateral, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not such Code applies to the affected Trademark Collateral) or other law applicable to any part of the Trademark Collateral.

         (b) Secured Party may operate the business of each Grantor using the Trademark Collateral.

         (c) Secured Party may, to the same extent that either Grantor has the right to do so immediately prior to the effectiveness of the
             Section 2.2 Assignment, license or sublicense, whether general, special or otherwise and whether on an exclusive or nonexclusive basis, any of the Trademark Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine.

         (d) Secured Party may exercise any and all rights and remedies otherwise granted hereunder or otherwise under the OI Security Agreement and the Subsidiary Security Agreement.

2.4 In addition to the foregoing, in order to implement the assignment, sale, transfer or other disposition of any of the Trademark Collateral pursuant to
Section 2.3 hereof, Secured Party may, pursuant to the authority granted in the power of attorney provided in Section 6 hereof (such authority becoming effective upon the occurrence and during the continuation of an Event of Default), execute and deliver on behalf of each of the Grantors one or more instruments of assignment of the Trademark Collateral, in form suitable for filing, recording or registration in any jurisdiction or country.

2.5 EFFECT OF SECTION 2.2 ASSIGNMENT - GRANTORS' OBLIGATIONS.

         (a) Upon the effectiveness of the Section 2.2 Assignment provided herein, neither Grantor shall have any right, title or interest in or to any of the Trademark Collateral, and each Grantor shall immediately cease and desist in the use of the Trademarks or any colorable imitation thereof, and shall, upon written demand of Secured Party, deliver to Secured Party (or Secured Party's designee) all unused or unsold goods bearing the Trademarks. This provision is not intended to terminate any licenses and rights theretofore granted by either Grantor in accordance with and as permitted by the terms of this Trademark Agreement.

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         (b) In addition, upon the effectiveness of the Section 2.2 Assignment provided herein, upon the written demand of Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Trademark Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Trademark Agreement; provided that the failure of either Grantor to comply with such demand will not impair or affect the validity of the Section 2.2 Assignment. Each Grantor agrees that any such assignment (including a Section 2.2 Assignment) and/or any recording thereof shall be applied to reduce the Obligations outstanding only to the extent that Secured Party actually receives cash proceeds in respect of the assignment, sale, license, transfer or disposition of, or other realization upon, the Trademark Collateral.

2.6 NO OBLIGATIONS OF SECURED PARTY. Nothing herein contained shall be construed as obligating Secured Party to take any of the foregoing actions at any time.

2.7 COSTS AND APPLICATION OF PROCEEDS. Each Grantor agrees to pay when due all reasonable costs incurred in any license, assignment, sale, transfer or other disposition of all or any portion of the Trademark Collateral to or by Secured Party, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Secured Party may apply the Proceeds actually received from any such license, assignment, sale, transfer, other disposition or other collection or realization, to the reasonable out-of-pocket costs and expenses thereof; including, without limitation, reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred or paid by Secured Party in protecting or enforcing its rights upon or under this Trademark Agreement, the Trademark Collateral, the Collateral or the Obligations, and any proceeds remaining shall be held by Secured Party as collateral for, and/or then or at any time thereafter applied to the Obligations, in accordance with the Loan Documents; and each Grantor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

2.8 LICENSE. In addition to, and not by way of limitation of; all other rights of Secured Party and obligations of each of the Grantors pursuant to this Trademark Agreement and the other Loan Documents, upon the effectuation of a
Section 2.2 Assignment, Secured Party shall hold an exclusive fully paid-up, irrevocable and perpetual, worldwide right and license to make use, practice and sell (or license or otherwise transfer to third persons) the Trademark Collateral for the exclusive purpose of (and to the extent necessary and sufficient for) the full and complete enjoyment and exercise of and realization upon the rights, remedies and interests of the Secured Party pursuant to this Trademark Agreement and the other Loan Documents.

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3.       REPRESENTATIONS AND WARRANTIES.  Each Grantor represents and warrants to, and covenants and agrees with, Secured Party, as follows:

3.1 SCHEDULES OF TRADEMARKS. Set forth on Schedule A hereto is a true and complete list of all presently owned Trademarks and Trademark Registrations of each Grantor. Schedule A comprises a true and complete list of all presently owned Trademarks and Trademark Registrations. All other agreements applicable to the Trademarks are the valid and binding obligations of all of the parties thereto, enforceable against each of such parties in accordance with their respective terms (provided that, with respect to any such parties other than the Grantors and their affiliates, such representation and warranty is made to the best of each of the Grantors' knowledge and belief).

3.2 TITLE. Each of the Grantors is and will continue to be the sole and exclusive owner of the entire legal and beneficial right, title and interest in and to the Trademarks (except for licenses and rights granted in the ordinary course of business) and sufficient Trademark Collateral to preserve its rights in the Trademarks, free and clear of any lien, charge, security interest or other encumbrance, except for the security interest and conditional assignment created by this Trademark Agreement and the other Loan Documents, and except for liens and encumbrances explicitly permitted pursuant to the Loan Documents. To the extent deemed necessary or appropriate by each Grantor in its reasonable business judgment, each Grantor will defend its right, title and interests in and to the Trademarks and the Trademark Collateral against any and all claims of any third parties.

3.3 VALIDITY AND ENFORCEABILITY. The Trademarks and the Trademark Registrations and Trademark Rights related thereto are subsisting, and have not been adjudged invalid or unenforceable; to the best of each Grantor's knowledge and belief, all of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are valid and enforceable; neither Grantor has received any written claim by any third party that any of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are invalid or unenforceable.

3.4 EXCLUSIVE RIGHT TO USE. To the best of each Grantor's knowledge and belief, the Grantors have, and shall continue to have, the exclusive right to use all the Trademarks in the manner in which they are now used, with the goods and services with which they are now used (and, in the case of registered Trademarks, for which they are registered), and throughout the geographic areas in which they are now used (and, in the case of registered Trademarks, throughout the jurisdictions in which they are registered), free and clear of any liens, charges, encumbrances, claims or rights of any third party, or restrictions on the rights of each Grantor to protect or enforce any of its Trademark Rights against any third party.

3.5 NO FINANCING STATEMENTS. ETC. There is not on file in any governmental or regulatory authority, agency or recording office, in the United States or to either Grantor's knowledge in any foreign country, any effective financing statement, security agreement, assignment, license

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or transfer or notice of any of the foregoing (other than those that have been filed in favor of Secured Party) covering any of the Trademark Collateral, and neither Grantor is aware of any such filing, other than those for which duly executed termination statements have been delivered to Secured Party. So long as this Trademark Agreement shall be in effect, neither Grantor shall execute or knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except financing statements or other documents or instruments filed or to be filed in favor of Secured Party).

3.6 AFTER-ACQUIRED TRADEMARK COLLATERAL. Each Grantor agrees that, upon its commencement of Use of or acquisition of any right, title or interest in or to any Trademark, Trademark Registration or Trademark Right (including any variations or new versions of such scheduled Trademarks, Trademark Registrations and Trademark Rights), or upon commencement of Use of any Trademark with (or the addition to any Trademark Registration of) any new class of goods or services, the provisions of this Trademark Agreement shall automatically apply thereto. Secured Party shall be authorized to amend Schedule A as appropriate, to include additional Trademark Registrations without the necessity for either Grantor's approval of or signature to such amendment, and each Grantor shall do all such other acts (at its own expense) deemed necessary or appropriate by Secured Party to implement and preserve Secured Party's interest therein (including but not limited to executing and delivering, and recording in all places where this Trademark Agreement or notice hereof is recorded, an appropriate counterpart of this Trademark Agreement). Any additional Trademarks, Trademark Registrations and Trademark Rights shall be automatically included in the "Trademarks," "Trademark Registrations" and "Trademark Rights" as defined herein. Upon the registration of a new Trademark, each of the Grantors shall provide to Secured Party a new Schedule A which shall amend, supplement or otherwise modify and update the prior Schedule to the then current date, and such updated Schedule A shall automatically be deemed to be a part of this Trademark Agreement.

4. RIGHTS OF AND LIMITATIONS ON SECURED PARTY. It is expressly agreed by each of the Grantors that each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it relating to the Trademark Collateral. Secured Party shall not have any contractual obligation or liability under or in relation to the Trademark Collateral by reason of, or arising out of, this Trademark Agreement and Secured Party's rights hereunder, or the assignment by each of the Grantors to Secured Party of, or the receipt by Secured Party of, any payment relating to any Trademarks, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of either Grantor relating to the Trademark Collateral or be liable to any party on account of either Grantor's use of the Trademark Collateral, and each of the Grantors will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage (including reasonable attorneys fees and expenses) suffered in connection with such obligations or use or suffered in connection with any suit, proceeding or action brought by Secured Party in connection with any Trademark Collateral.

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5.       PRESERVATION OF TRADEMARK COLLATERAL; COOPERATION OF THE GRANTORS.
Without limiting the obligations of each Grantor under the Loan Documents, each Grantor shall take such actions as are necessary to preserve and maintain its rights in and to the Trademark Collateral. Upon the request of Secured Party, each Grantor shall execute, acknowledge and deliver all documents and instruments and take such other actions, including without limitation testifying in any legal or administrative proceedings, as may be necessary or desirable to preserve or enforce its rights in and to the Trademark Collateral or to accomplish the purposes of this Trademark Agreement or the other Loan Documents.

6.       SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

6.1 APPOINTMENT OF SECURED PARTY. Each Grantor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Trademark Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Trademark Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of the Grantor upon and during the continuance of an Event of Default, without notice to or assent by the Grantor, to do the following:

         (a) to apply for and prosecute any applications for recording or registrations of any Trademark Collateral, and to file any affidavits or other documents necessary or desirable to preserve, maintain or renew any such registrations;

         (b) to assign, sell or otherwise dispose of all or any part of the Grantor's right, title and interest in and to the Trademark Collateral, including without limitation the Trademarks listed on Schedule A, and all registrations and recordings thereof and pending applications therefor, provided that Secured Party will give the Grantor not less than ten (10) days' prior written notice of the time and place of any sale or intended deposition thereof in accordance with the OI Security Agreement and the Subsidiary Security Agreement of even date between the Grantors and Secured Party;

         (c) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Trademark; to defend any suit, action or proceeding brought against the Grantor with respect to any Trademark Collateral; to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;


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         (d) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Trademarks as fully and completely as though Secured Party were the absolute owner thereof for all purposes provided that Secured Party will give the Grantor not less than ten (10) days' prior written notice of the time and place of any sale or intended deposition thereof in accordance with the OI Security Agreement and the Subsidiary Security Agreement of even date between the Grantors and Secured Party;

         (e) to do, at Secured Party's option and the Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Trademark Collateral and Secured Party's security interests therein, in order to effect the intent of this Trademark Agreement; and

         (f) to execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as Secured Party may in its sole discretion determine.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

6.2 NO DUTY OR OBLIGATION. The powers conferred on Secured Party hereunder are solely to protect the interests of Secured Party in the Trademark Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to either of the Grantors for any act or failure to act, except for its own willful misconduct taken or omitted in bad faith.

7.       PERFORMANCE BY SECURED PARTY OF THE GRANTORS' OBLIGATIONS,
INDEMNIFICATION.

7.1 SECURED PARTY'S ACTIONS. If either Grantor fail to perform or comply with any of their agreements contained herein and Secured Party, as provided for by the terms of this Trademark Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance shall be paid by either of the Grantors on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the same rate as the Obligations under the Loan Documents.

7.2 INDEMNIFICATION. Each Grantor shall indemnify and hold harmless Secured Party from and against, and shall pay to Secured Party on demand, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from Secured Party's gross negligence or willful misconduct) arising in any way out of or in connection with this Trademark Agreement, the Trademark Collateral, custody, preservation, use, operation, sale, license (or other transfer or disposition) of the Trademark Collateral, any alleged infringement of the intellectual property rights of any third party, the production, marketing, delivery and sale of the goods and services provided under or in connection with any of the Trademarks or the Trademark Collateral, the sale of, collection from or other realization upon any of the Trademark Collateral, the failure of either Grantor to perform or observe any of the provisions hereof, or matters relating to any of the foregoing. Each Grantor shall also indemnify and hold harmless Secured Party against any claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities arising out of or in connection with any fault, negligence, act or omission of either Grantor (regardless of whether such fault, negligence, act or omission occurred or occurs prior to or after such effectiveness). Neither Grantor shall make any claim against Secured Party for or in connection with the exercise or enforcement by Secured Party of any right or remedy granted to it hereunder, or any action taken or omitted to be taken by Secured Party hereunder (except for the gross negligence or willful misconduct of Secured Party).

8. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

         (a) The failure of either Grantor to pay any amount on the date or in the manner required hereunder;

         (b) The default of either Grantor in the due performance or observance of any other covenant, condition or provision to be performed or observed by it hereunder; or

         (c) The occurrence of an Event of Default under the Loan Documents.

9. REMEDIES, RIGHTS UPON DEFAULT. If an Event of Default occurs and is continuing:

         (a) Secured Party may exercise for the benefit of Secured Party, in addition to all other rights and remedies granted in the Loan Documents, in this Trademark Agreement, and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC.

         (b) Secured Party may exercise, with respect to the Trademark Collateral, all of the rights and remedies granted to it under the OI Security Agreement and the Subsidiary Security Agreement with respect to the Collateral (as defined therein).

         (c) To the extent that it may lawfully do so, each Grantor agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or of any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Trademarks or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Trademark Agreement or the Obligations and hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to Secured Party in this Trademark Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

         (d) Each Grantor shall be responsible for any and all expenses, including reasonable attorneys' fees and expenses, incurred or paid by Secured Party in protecting or enforcing any rights of Secured Party hereunder. Secured Party shall also have the right to pay all other sums deemed necessary or desirable by it for the preservation and protection of the Trademarks, or for the realization thereupon, including taxes, insurance, application and renewal fees, and any other fees or costs. All such sums so paid by Secured Party shall be "Obligations" within the meaning of this Trademark Agreement, due upon demand.

10. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or on either Grantor or Secured Party shall be in writing (including teletransmissions), and shall be given or made as provided in the Loan Documents.

11. SEVERABILITY. Any provision herein that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. NO WAIVER OF RIGHTS. No failure to exercise nor any delay in exercising, on the part of Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege operate as a waiver of any further or complete exercise thereof. No waiver shall be effective unless in writing. No waiver or condonation of any breach on one occasion shall be deemed a waiver or condonation on any other occasion.

13. CUMULATIVE REMEDIES. This Trademark Agreement and the obligations of each of the Grantors hereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by Secured Party and shall not operate as a merger of any contract or debt or suspend the fulfillment of or affect the rights, remedies, powers, or privileges of Secured Party in respect of any obligation or other security interest held by it for the fulfillment thereof. The rights and remedies provided hereunder are cumulative and not exclusive of any other rights or remedies provided by law or under the Loan Documents.

14. SPECIFIC ENFORCEMENT. Due to the unique nature of the Trademark Collateral, and in order to preserve its value, each of the Grantors agrees that the Grantors' agreements, duties and obligations under this Trademark Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

15. SUCCESSORS. This Trademark Agreement shall be binding upon and inure to the benefit of the Grantors, Secured Party and their respective successors and assigns, except that neither Grantor may assign or transfer its rights or obligations hereunder without the prior written consent of Secured Party. Secured Party may from time to time assign its rights and delegate its obligations, in which event each Grantor shall only have recourse to the assignee for the performance of Secured Party's obligations that have been so delegated.

16. GOVERNING LAW. This Trademark Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut without reference to its choice or conflict of laws, rules or principles.

17. COUNTERPARTS. This Trademark Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

18. DESCRIPTIVE HEADINGS. The captions in this Trademark Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

19. WAIVER OF TRIAL BY JURY. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR AS TO THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF OR PURSUANT TO THE LOAN DOCUMENTS, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN GRANTORS AND AGENT.

20. SUBMISSION TO JURISDICTION; WAIVERS. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (A) SUBMIT FOR THEMSELVES AND THEIR PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS TRADEMARK AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NONEXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT, THE COURTS OF THE UNITED STATES

OF AMERICA FOR THE DISTRICT OF CONNECTICUT, AND APPELLATE COURTS FROM ANY THEREOF; AND (B) CONSENT THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREE NOT TO PLEAD OR CLAIM THE SAME.

         IN WITNESS WHEREOF, each Grantor has caused this Trademark Agreement to be executed by its duly authorized officer as of the date first written above.

Witness:                                    OUTSOURCE FRANCHISING, INC.



/s/ [ILLEGIBLE]                             /s/ ROBERT LEFCORT
                                            -------------------------------
                                            Name: Robert Lefcort
                                            Title: President





                          COMMONWEALTH OF MASSACHUSETTS


COUNTY OF SUFFOLK                                    FEBRUARY 21, 1997

         Then personally appeared the above-named ROBERT LEFCORT and stated that he is a duly authorized officer of OutSource Franchising, Inc., and acknowledged the foregoing to be his free act and deed and the free act and deed of said corporation, before me,


                                   /s/ JENNIFER K. SUTTON
                                   ---------------------------------
                                   JENNIFER K. SUTTON
                                   MY COMMISSION EXPIRES 12/2/99

         IN WITNESS WHEREOF, each Grantor has caused this Trademark Agreement to be executed by its duly authorized officer as of the date first written above.


Witness:                                    OUTSOURCE INTERNATIONAL, INC.


/s/ [ILLEGIBLE]                             /s/ ROBERT LEFCORT
                                            -------------------------------
                                            Name: Robert Lefcort
                                            Title: President




                          COMMONWEALTH OF MASSACHUSETTS


COUNTY OF SUFFOLK                                    FEBRUARY 21, 1997

         Then personally appeared the above-named ROBERT LEFCORT and stated that he is a duly authorized officer of OutSource International Inc., and acknowledged the foregoing to be his free act and deed and the free act and deed of said corporation, before me,



                                   /s/ JENNIFER K. SUTTON
                                   ---------------------------------
                                   JENNIFER K. SUTTON
                                   MY COMMISSION EXPIRES 12/2/99

                                   SCHEDULE A

               TRADEMARKS, TRADEMARK REGISTRATIONS, SERVICE MARKS

A.       OUTSOURCE FRANCHISING, INC.:

TRADEMARKS REGISTERED AT FEDERAL LEVEL:
------------------------------------------------------------------------------------------------------------------------------
       TRADEMARK              REEL AND FRAME            DATE RECORDED            REGISTRATION             SERIAL NUMBER
                                                                                    NUMBER
------------------------------------------------------------------------------------------------------------------------------
      LABOR WORLD                1410/0413            November 17, 1995            1,956,465                74-657,768
------------------------------------------------------------------------------------------------------------------------------
      LABOR WORLD                1410/0413            November 17, 1995            1,843,149                74-403,910
------------------------------------------------------------------------------------------------------------------------------
      OFFICE OURS                1410/0413            November 17, 1995            1,976,113                74-626,313
      Design only
------------------------------------------------------------------------------------------------------------------------------
       SYNADYNE                                                               Pending - Published           74-703,925
                                                                                for Opposition
                                                                                 (Applicant is
                                                                                   OutSource
                                                                              Franchising, Inc.)
------------------------------------------------------------------------------------------------------------------------------
       SYNADYNE                  1410/0413            November 17, 1995            1,960,796                74-467,584
------------------------------------------------------------------------------------------------------------------------------
      SYNADYNE A                                                              Pending - Published           74-721,079
     PROFESSIONAL                                                               for Opposition
       EMPLOYER                                                                  (Applicant is
                                                                                   OutSource
                                                                              Franchising, Inc.)
------------------------------------------------------------------------------------------------------------------------------
      Design only                                                              Pending; Approval            74-704,231
                                                                                for Publication
------------------------------------------------------------------------------------------------------------------------------
         HIGH                                                                  Pending; Response            74-703,943
      EFFICIENCY                                                                after Non-Final
       STAFFING                                                                Action - Entered
       SOLUTIONS
------------------------------------------------------------------------------------------------------------------------------
      OFFICE OURS                1410/0413            November 17, 1995            2,009,427                74-608,271
------------------------------------------------------------------------------------------------------------------------------
         LABOR                   1410/0413            November 17, 1995       Pending; Published            74-594,038
     TECHNOLOGIES                                                               for Opposition;
                                                                              Statement of Intent
                                                                                   to Use -
                                                                              Application; Intent
                                                                               to Use - Current
------------------------------------------------------------------------------------------------------------------------------
     OFFICE HOURS                1427/0357            January 29, 1996             1,834,868               74-271, 823
         PLUS
------------------------------------------------------------------------------------------------------------------------------
        TANDEM                                                                  Applied for on
                                                                                    2/11/97
------------------------------------------------------------------------------------------------------------------------------

TRADEMARKS REGISTERED AT STATE LEVEL:

NONE

B.       OUTSOURCE INTERNATIONAL, INC.:

TRADEMARKS REGISTERED AT FEDERAL LEVEL:
------------------------------------------------------------------------------------------------------------------------------
       TRADEMARK              REEL AND FRAME            DATE RECORDED            REGISTRATION             SERIAL NUMBER
                                                                                    NUMBER
------------------------------------------------------------------------------------------------------------------------------
       OUTSOURCE                 1410/0410            November 17, 1995            2,009,431                74-609,128
     INTERNATIONAL
     THE LEADER IN
         HUMAN
       RESOURCES
------------------------------------------------------------------------------------------------------------------------------
       OUTSOURCE                 1410/0410            November 17, 1995       Pending: Non-Final            74-608,270
     INTERNATIONAL                                                             Action - Mailed;
                                                                                Intent to Use -
                                                                                  Application
------------------------------------------------------------------------------------------------------------------------------
          OSI                                                                 Pending - Published           75-034,925
                                                                                for Opposition;
                                                                              Registration Review
                                                                              Complete; Intent to
                                                                              Use - Application;
                                                                                Intent to Use -
                                                                                    Current
------------------------------------------------------------------------------------------------------------------------------

TRADEMARKS REGISTERED AT STATE LEVEL:

(1)      OUTSOURCE INTERNATIONAL THE LEADER IN HUMAN RESOURCES

Registered in:    STATE             DATE REGISTERED   REGISTRATION NUMBER
                  -----             ---------------   -------------------
                  Alabama           8/30/96           106,818
                  California        7/18/96           46,338
                  Connecticut       11/4/96           10,058
                  Florida           8/5/96            T96,912
                  Georgia           6/21/96           S15,761
                  Idaho             6/21/96           15,373
                  Illinois          6/27/96           78,646
                  Indiana           6/27/96           50,103,871
                  Kentucky          6/20/96           11,298
                  Louisiana         6/20/96           N/A

                  Massachusetts     8/23/96           53,157
                  Michigan          8/15/96           M01,254
                  Minnesota         6/24/96           25,108

                  Mississippi       7/2/96            N/A
                  Missouri          6/21/96           S13,639
                  Nevada            8/9/96            Filing Book: 29 page 295
                  New Hampshire     8/6/96            Filing Book: 92 page 121
                  New Jersey        8/6/96            S,M14,112
                  Ohio              9/9/96            S,M69,770
                  Oregon            6/28/96           S30,703
                  South Carolina    8/20/96           N/A
                  Tennessee         8/14/96           N/A
                  Virginia          8/22/96           3358

(2)      OUTSOURCE INTERNATIONAL

Registered in: STATE                DATE REGISTERED  REGISTRATION NUMBER
               -----                ---------------  -------------------
                  Utah              8/12/96          36,604



                                       3